INVESTMENTS AND OTHER DISPOSITIONS	12 Months Ended
Jun. 27, 2012
INVESTMENTS AND OTHER DISPOSITIONS

3. INVESTMENTS AND OTHER DISPOSITIONS

(a) Investments

We have a joint venture agreement with CMR, S.A.B. de C.V. to develop 50 Chili’s restaurants in Mexico. We made a $1.6 million capital contribution to the joint venture in fiscal 2011. At June 27, 2012, 28 Chili’s restaurants were operating in the joint venture.

In fiscal 2011, we entered into an agreement with BTTO Participacoes Ltda (“BTTO”) for a joint venture investment in a new company to develop five Chili’s restaurants in Brazil. We made capital contributions of $1.6 million and $1.3 million to the joint venture during fiscal 2012 and 2011, respectively. The first restaurant opened in September 2011. We accounted for this investment under the equity method of accounting until April 2012 when we purchased BTTO’s interest in the joint venture for approximately $1.5 million and began consolidating the entity’s results.

In fiscal 2009, we sold Romano’s Macaroni Grill (“Macaroni Grill”) to Mac Acquisition LLC (“Mac Acquisition”), an affiliate of Golden Gate Capital. As of June 27, 2012 and June 29, 2011, we held a 15.6% ownership interest in the new entity.

We account for the Mexico joint venture and Mac Grill investment under the equity method of accounting and record our share of the net income or loss of the investees within operating income since their operations are similar to our ongoing operations. These amounts have been included in restaurant expense in our consolidated statements of income due to the immaterial nature of the amounts.

(b) Other Dispositions

During fiscal 2010, we sold 21 restaurants to a franchisee for $19.0 million in cash and recorded a gain of $2.8 million in other gains and charges in the consolidated statements of income.